                             Letter of Transmittal
                      To Tender Limited Partnership Units
                                      of
                      Boston Celtics Limited Partnership
                                      at
                              $17.00 Net Per Unit
                       Pursuant to the Offer to Purchase
                            Dated January 13, 1999
                                      of
                          Castle Creek Partners, L.P.


THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON MONDAY, MARCH 1, 1999, UNLESS THE OFFER IS EXTENDED.

              The Depositary/Information Agent for the Offer is:

                   CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

               By Mail:                               By Hand:


             P.O. Box 3301                    120 Broadway--13th Floor
      South Hackensack, NJ 07606                 New York, NY 10271
    Attn: Reorganization Department        Attn: Reorganization Department


                             By Overnight Courier:

                                Overpeck Centre
                     85 Challenger Road--Mail Stop: Reorg
                           Ridgefield Park, NJ 07660

      By Facsimile Transmission:                Confirm by Telephone:


   (For Eligible Institutions Only)
            (201) 296-4293                         (201) 296-4860

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN ONE LISTED ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED THEREFOR, WITH SIGNATURE GUARANTEE IF REQUIRED, AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW. SEE INSTRUCTION 1.

  THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery is to be made by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company pursuant to the procedures set forth in Section 2 of the Offer to Purchase. Unitholders whose certificates are not immediately available or who cannot deliver their certificates or deliver confirmation of the book-entry transfer of their Units (as defined below) into the Depositary's account at The Depository Trust Company ("Book-Entry Confirmation") and all other documents required hereby to the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase) must tender their Units according to the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase. See Instruction 2. Delivery of documents to The Depository Trust Company does not constitute delivery to the Depositary.

[_]CHECK HERE IF TENDERED UNITS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
   MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE DEPOSITORY TRUST COMPANY AND COMPLETE THE FOLLOWING:
  Name of Tendering Institution: _____________________________________________
  Account Number: ____________________________________________________________
  Transaction Code Number: ___________________________________________________

[_]CHECK HERE IF TENDERED UNITS ARE BEING DELIVERED PURSUANT TO A NOTICE OF
   GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
   FOLLOWING:
  Name(s) of Registered Owner(s): ____________________________________________
  Window Ticket Number (if any): _____________________________________________
  Date of Execution of Notice of Guaranteed Delivery: ________________________ Name of Institution that Guaranteed Delivery: ______________________________ If Delivered by Book-Entry Transfer:
  Account Number: ____________________________________________________________
  Transaction Code Number: ___________________________________________________

                         DESCRIPTION OF UNITS TENDERED
-------------------------------------------------------------------------------

  Name(s) and Address(s) of
     Registered Holder(s)            Unit Certificate(s) and Unit(s) Tendered
       (please fill in)                (Attach additional list if necessary)
--------------------------------------------------------------------------------
                                                   Total Number
                                     Unit            of Units           Number
                                  Certificate     Represented by       of Units
                                  Number(s)*      Certificate(s)      Tendered**
                               -------------------------------------------------

                               -------------------------------------------------

                               -------------------------------------------------

                               -------------------------------------------------

                               -------------------------------------------------

                               -------------------------------------------------

                                 Total Units
--------------------------------------------------------------------------------

  * Need not be completed by Unitholders tendering by book-entry transfer. ** Unless otherwise indicated, it will be assumed that all Units being delivered to the Depositary are being tendered. See Instruction 4.

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
             PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS.

Ladies and Gentlemen:

  The undersigned hereby tenders to Castle Creek Partners, L.P., a Delaware limited partnership (the "Purchaser"), the above described limited partnership units (the "Units") of Boston Celtics Limited Partnership, a Delaware limited partnership ("BCLP"), pursuant to Purchaser's offer to purchase up to 430,000 outstanding Units upon, and subject to, the terms set forth in the Offer to Purchase dated January 13, 1999 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer"), at the purchase price of $17.00 per Unit, net to the tendering Unitholder in cash.

  Subject to, and effective upon, acceptance for payment of the Units tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all the Units that are being tendered hereby (and any and all other Units or other securities issued or issuable in respect thereof on or after January 14, 1999) and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Units (and any such other Units or securities) with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Units (and any such other Units or securities), or transfer ownership of such Units (and any such other Units or securities) on the account books maintained by The Depository Trust Company, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser upon receipt by the Depositary, as the undersigned's agent, of the purchase price (adjusted, if appropriate, as provided in the Offer to Purchase), (b) present such Units (and any such other Units or securities) for transfer on the books of BCLP and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Units (and any such other Units or securities), all in accordance with the terms of the Offer.

  The undersigned hereby irrevocably appoints each designee of Purchaser as the attorney-in-fact and proxy of the undersigned, each with full power of substitution, to vote in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper, and otherwise act (including pursuant to written consent) with respect to all the Units tendered hereby that have been accepted for payment by Purchaser prior to the time of such vote or action (and any and all other Units or securities issued or issuable in respect thereof on or after

January 14, 1999) that the undersigned is entitled to vote at any meeting of Unitholders (whether or not an adjourned meeting) of BCLP, or consent in lieu of any such meeting, or otherwise. This proxy is coupled with an interest in BCLP and in the Units and is irrevocable and is granted in consideration of, and is effective upon, the deposit by Purchaser with the Depositary of the purchase price for such Units in accordance with the terms of the Offer. Such acceptance for payment shall revoke all prior proxies granted by the undersigned at any time with respect to such Units (and any such other Units or other securities) and no subsequent proxies will be given (and if given will be deemed not to be effective) with respect thereto by the undersigned.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Units tendered hereby (and any and all other Units or other securities issued or issuable in respect thereof on or after January 14, 1999) and that, when the same are accepted for payment by Purchaser, Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Units tendered hereby (and any and all such other Units or other securities).

  All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

  The undersigned understands that tenders of Units pursuant to any one of the procedures described in Section 2 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms of the Offer.

  Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price or any certificates for Units not tendered or accepted for payment in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price or return any certificates for Units not tendered or accepted for payment (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature. In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price or any certificates for Units not tendered or accepted for payment in the name of, and deliver such check or return such certificates to, the person or persons so indicated. The undersigned recognizes that Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Units from the name of the registered holder thereof if Purchaser does not accept for payment any of the Units so tendered.

  All questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Units will be determined by Purchaser in its sole discretion, which determination will be final and binding. Purchaser reserves the absolute right to reject any or all tenders of any Units that it determines are not in proper form or the acceptance for payment of or payment for which may, in the opinion of Purchaser's counsel, be unlawful. Purchaser also reserves the absolute right to waive any defect or irregularity in the tender of any Units with respect to any particular Unitholder, whether or not similar defects or irregularities are waived in the case of other Unitholders. None of Purchaser, the Depositary or any other person will be under any duty to give notice of any defects or irregularities in tenders or incur any liability for failure to give any such notice. Purchaser's interpretation of the terms of the Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding.

    SPECIAL PAYMENT INSTRUCTIONS              SPECIAL DELIVERY INSTRUCTIONS
  (SEE INSTRUCTIONS 1, 5, 6 AND 7)         (SEE INSTRUCTIONS 1, 4, 5, 6 AND 7)


 To be completed ONLY if certifi-           To be completed ONLY if certifi-
 cates for Units not tendered or            cates for Units not tendered or
 not purchased and/or the check             not purchased and/or the check
 for the purchase price of Units            for the purchase price of Units
 purchased are to be issued in              purchased are to be sent to
 the name of someone other than             someone other than the under-
 the undersigned.                           signed, or to the undersigned at
                                            an address other than that shown
                                            above.

 Issue check and/or certificate             Send check and/or certificate
 to:                                        to:


 Name                                        Name
      ----------------------------                ----------------------------
            (Please Print)                               (Please Print)


 Address                                   Address
         -------------------------                 ---------------------------



 ---------------------------------         -----------------------------------
        (Including Zip Code)                      (Including Zip Code)



 ---------------------------------         ---------------------------------
 (Employer Identification or Social        (Employer Identification or Social
          Security Number)                          Security Number)



 ---------------------------------
          (Account Number)

                                   SIGN HERE
                   (Complete Substitute Form W-9 on Reverse)

 X _________________________________________________________________________

 X _________________________________________________________________________
                           (Signature(s) of Owner(s))

 Dated:      , 1999

 (Must be signed by registered holder(s) exactly as name(s) appear(s) on Unit certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information. See Instructions 1 and 5.)

 Name(s) ___________________________________________________________________

 ___________________________________________________________________________
                                 (Please Print)

 Capacity (Full Title) _____________________________________________________
                              (See Instruction 5)

 Address ___________________________________________________________________

 ___________________________________________________________________________
                               (Include Zip Code)

 Area Code and Telephone Number (   )         ______________________________

 Employer Identification or Social Security Number _________________________
                                    (Complete Substitute Form W-9 on Reverse)

                           GUARANTEE OF SIGNATURE(S)
                    (If Required--See Instructions 1 and 5)

 Authorized Signature ______________________________________________________

 Name ______________________________________________________________________
                                 (Please Print)

 Title _____________________________________________________________________

 Name of Firm ______________________________________________________________

 Address ___________________________________________________________________
                               (Include Zip Code)

 Area Code and Telephone Number (   )          _____________________________

 Dated:      , 1999

                                 INSTRUCTIONS
                    FORMING PART OF THE TERMS OF THE OFFER

  1. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required (i) if this Letter of Transmittal is signed by the registered holder of the Units (which term, for purposes of this document, shall include any participant in The Depository Trust Company whose name appears on a security position listing as the owner of Units) tendered herewith, unless such holder has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on the reverse hereof, or (ii) if such Units are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

  2. Delivery of Letter of Transmittal and Certificates. This Letter of Transmittal is to be completed by Unitholders either if certificates are to be forwarded herewith or if tenders of Units are to be made pursuant to the procedures for delivery by book-entry transfer set forth in Section 2 of the Offer to Purchase. Certificates for all physically tendered Units, or any Book-Entry Confirmation of Units, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof), unless an Agent's Message (as defined in the Offer to Purchase) is utilized, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). Unitholders whose certificates for Units are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary on or prior to the Expiration Date may tender their Units by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 2 of the Offer to Purchase. Pursuant to such procedure, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Depositary prior to the Expiration Date, and (iii) the certificates for all physically tendered Units or Book-Entry Confirmation of Units, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), unless an Agent's Message is utilized, and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 2 of the Offer to Purchase.

  THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATES FOR UNITS AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE DEPOSITORY TRUST COMPANY, IS AT THE OPTION AND RISK OF THE TENDERING UNITHOLDER AND, EXCEPT AS OTHERWISE PROVIDED IN THIS INSTRUCTION 2, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

  No alternative, conditional or contingent tenders will be accepted and no fractional Units will be purchased. All tendering Unitholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Units for payment.

  3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Units should be listed on a separate signed schedule attached hereto.

  4. Partial Tenders. (Not applicable to Unitholders who tender by book-entry transfer.) If fewer than all the Units evidenced by any certificate submitted are to be tendered, fill in the number of Units which are to be tendered in the box entitled "Number of Units Tendered." In such case, new certificate(s) for the remainder of the Units that were evidenced by your old certificate(s) will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Units represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. Signatures on Letter of Transmittal, Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Units tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

  If any of the Units tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any tendered Units are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

  If this Letter of Transmittal or any certificates or powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of such person's authority to so act must be submitted.

  When this Letter of Transmittal is signed by the registered owner(s) of the Units listed and transmitted hereby, no endorsements of certificates or separate powers are required unless payment or certificates for Units not tendered or purchased are to be issued to a person other than the registered owner(s). Signatures on such certificates or powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Units listed, the certificates must be endorsed or accompanied by appropriate powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates. Signatures on such certificates or powers must be guaranteed by an Eligible Institution.

  6. Transfer Taxes. Except as set forth in this Instruction 6, Purchaser will pay or cause to be paid any transfer taxes with respect to the transfer and sale of purchased Units to it or its order pursuant to the Offer. If payment of the purchase price is to be made to, or if certificates for Units not tendered or purchased are to be registered in the name of, any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

  EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

  7. Special Payment and Delivery Instructions. If a check or certificates for unpurchased Units are to be issued in the name of a person other than the signer of this Letter of Transmittal or if a check is to be sent or such certificates are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Unitholders tendering Units by book-entry transfer may request that Units not purchased be credited to such account maintained at The Depository Trust Company as such Unitholder may designate hereon. If no such instructions are given, such Units not purchased will be returned by crediting the account at The Depository Trust Company designated above.

  8. Requests for Assistance or Additional Copies. Requests for assistance and requests for additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to Castle Creek. Additional materials may also be obtained from your broker, dealer, commercial bank or trust company.

  9. Substitute Form W-9. The tendering Unitholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 which is provided under "Important Tax Information" below, and to certify whether the Unitholder is subject to backup withholding of Federal income tax. If a tendering Unitholder is subject to backup withholding, the Unitholder must cross out item (2) of the Certification box of the Substitute Form W-9. Failure to provide the information on the Substitute Form W-9 may subject the tendering Unitholder to 31% Federal income tax withholding on the payment of the purchase price. If the tendering Unitholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I, the Depositary will withhold 31% on all payments of the purchase price, but such withholdings will be refunded if the tendering Unitholder provides a TIN within 60 days.

  10. Lost, Destroyed or Stolen Certificates. If any certificate(s) representing Units has been lost, destroyed or stolen, the Unitholder should promptly notify the Depositary. The Unitholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

  IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF), TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

  Under Federal income tax law, a Unitholder whose tendered Units are accepted for payment is required to provide the Depositary with such Unitholder's correct TIN on Substitute Form W-9 below. If such Unitholder is an individual, the TIN is his or her social security number. If a tendering Unitholder is subject to backup withholding, he or she must cross out item (2) of the Certification box on the Substitute Form W-9. If the Depositary is not provided with the correct TIN, the Unitholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such Unitholder with respect to Units purchased pursuant to the Offer may be subject to backup withholding.

  Certain Unitholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that Unitholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements may be obtained from the Depositary. Exempt Unitholders, other than foreign individuals, should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9 below and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

  If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Unitholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9

  To prevent backup withholding on payments that are made to a Unitholder with respect to Units purchased pursuant to the Offer, the Unitholder is required to notify the Depositary of his or her correct TIN by completing the form below certifying that the TIN provided on the Substitute Form W-9 is correct (or that such Unitholder is awaiting a TIN).

WHAT NUMBER TO GIVE THE DEPOSITARY

  The Unitholder is required to give the Depositary the social security number or employer identification number of the record owner of the Units. If the Units are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report. If the tendering Unitholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the Unitholder should write "Applied For" in the space provided for the TIN in
Part I, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I, the Depositary will withhold 31% on all payments of the purchase price, but such withholdings will be refunded if the tendering Unitholder provides a TIN within 60 days.

            PAYOR'S NAME: CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
-------------------------------------------------------------------------------

                           PART I--Please provide    -------------------------
 SUBSTITUTE                your TIN in the box at
 Form W-9                  right and certify by      Social Security Number
 Department of             signing and dating be-          or Employer
 the Treasury              low.                       Identification Number
 Internal                                            (if awaiting TIN write
 Revenue Service                                         "Applied For")

                          -----------------------------------------------------

                           PART II--For Payees exempt from backup
                           withholding, see the attached Guidelines for
                           Certification of Taxpayer Identification Number on Substitute Form W-9 and complete as instructed therein.
                           -----------------------------------------------------
                           Certification--Under penalties of perjury, I certify that:

                           (1) The number shown on this form is my correct
                               Taxpayer Identification Number (or a Taxpayer Identification Number has not been issued to
                               me) and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service ("IRS") or Social Security Administration office or (b) I intend to mail or deliver an application in the near future. (I understand that if I do not provide a Taxpayer Identification Number to the Depository, 31% of all reportable payments made to me will be withheld, but will be refunded if I provided a certified Taxpayer Identification Number within 60 days); and

Payor's Request for        (2) I am not subject to backup withholding either
Taxpayer Identification        because I have not been notified by the IRS
Number ("TIN")                 that I am subject to backup withholding as a
                               result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

                           CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)

                           Signature ___________________________  Date: ______

  NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                         Banks and brokers should call:

                    ChaseMellon Shareholder Services, L.L.C.

                                       at

                                 (800) 953-2497

  For additional information about the Offer, or for additional copies of the
                                    Offer to
  Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery,
                                please contact:

                          Castle Creek Partners, L.P.

                     151 Merrimac Street, Boston, MA 02114

                                 (617) 854-8065